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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - January 17, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                             000-29816                75-2816101
(State or other jurisdiction of                333-84743                51-0389776
        Incorporation)                  (Commission File Number)      (IRS Employer
                                                                    Identification No.)

                  13455 Noel Road, Suite 2000                  75240
                       Dallas, Texas                         (Zip Code)
            (Address of principal executive offices)

                                (972) 789-2700
             (Registrant's telephone number, including area code)

                                _______________

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Item 5.   Other Events.

     Triad Hospitals, Inc. (the "Company") reported in its Current Report on Form 8-K dated November 17, 2000 that it had changed its certifying accountants, with the firm of PricewaterhouseCoopers LLP being replaced by Ernst & Young LLP effective November 17, 2000. After Ernst & Young LLP was engaged, they audited the Company's financial statements for the year ended December 31, 1999. The Company's financial statements and the independent auditors report of Ernst & Young LLP thereon are being filed as an exhibit to this report. The report of Ernst & Young LLP is not qualified or modified as to uncertainty, audit or scope or accounting principles and, except for disclosures of certain subsequent events, there were no changes to the Company's previously filed financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 1999.

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Item 7.   Exhibits.

     99.1 Consolidated balance sheets of the Company as of December 31, 1999 and 1998, and the related statements of operations, equity and cash flows for each of the three years ended December 31, 1999.

     99.2  Consent of Ernst & Young LLP.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.


                              By: /s/ Burke W. Whitman
                                  --------------------
                                  Burke W. Whitman
                                  Executive Vice President and
                                    Chief Financial Officer


Date: January 17, 2001

                              TRIAD HOSPITALS HOLDINGS, INC.


                              By: /s/ Burke W. Whitman
                                  --------------------
                                  Burke W. Whitman
                                  Executive Vice President and
                                    Chief Financial Officer


Date: January 17, 2001

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